EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ JAMES B. CRAWFORD
Name:	James B. Crawford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ ROBERT H. FOGLESONG
Name:	Robert H. Foglesong

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ RICHARD M. GABRYS
Name:	Richard M. Gabrys

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ BOBBY R. INMAN
Name:	Bobby R. Inman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ LADY JUDGE
Name:	Lady Judge

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ DAN R. MOORE
Name:	Dan R. Moore

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ BAXTER F. PHILLIPS, JR.
Name:	Baxter F. Phillips

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (”Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (“Form S-8”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form S-8 and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of June, 2009.

/s/ STANLEY C. SUBOLESKI
Name:	Stanley C. Suboleski